SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                                                     Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ADEPT TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transactions applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

October 19, 2005

Marianne Hicks

Special Situations Cayman Fund, L.P.

Special Situations Private Equity Fund, L.P.

Special Situations Technology Fund II, L.P.

Special Situations Fund III L.P.

Special Situations Technology Fund, L.P.

[Address]

RE:	Adept Seeking Shareholder Approval to Reincorporate in Delaware

Dear Ms. Hicks:

As required by the Registration Rights Agreement dated November 18, 2003 between Adept Technology, Inc. and the Investors named in the Purchase Agreement dated November 14, 2003, notice is hereby given that we are planning to reincorporate in Delaware, subject to shareholder approval, through a merger of Adept California into a newly formed Delaware entity named Adept Technology, Inc. (“Adept Delaware”). Upon completion of the merger, Adept California will cease to exist and Adept Delaware will continue the business and assume all of the obligations of Adept California.

Detailed discussion of the reincorporation is found in our Proxy, which should have reached you last week. Your vote is important to Adept and we encourage you to cast your ballot as soon as possible.

Should you have any questions regarding proposal five, the reincorporation, or any of the other proposals on this year’s ballot, please do not hesitate to contact me at 925-245-3406.

Sincerely,

/s/ Robert R. Strickland

Robert R. Strickland

Chief Financial Officer

cc:	John D. Hogoboom, Esq.

Lowenstein Sandler PC

3011 Triad Drive * Livermore, CA 94550 * (925) 245-3400 * (925) 960-0452 Fax

www.adept.com

October 19, 2005

J. Patterson McBaine

Jon D. Gruber & Linda W. Gruber

Lagunitas Partners LP

Gruber & McBaine International

[Address]

RE:	Adept Seeking Shareholder Approval to Reincorporate in Delaware

Ladies and Gentlemen:

As required by the Registration Rights Agreement dated November 18, 2003 between Adept Technology, Inc. and the Investors named in the Purchase Agreement dated November 14, 2003, notice is hereby given that we are planning to reincorporate in Delaware, subject to shareholder approval, through a merger of Adept California into a newly formed Delaware entity named Adept Technology, Inc. (“Adept Delaware”). Upon completion of the merger, Adept California will cease to exist and Adept Delaware will continue the business and assume all of the obligations of Adept California.

Detailed discussion of the reincorporation is found in our Proxy, which should have reached you last week. Your vote is important to Adept and we encourage you to cast your ballot as soon as possible.

Should you have any questions regarding proposal five, the reincorporation, or any of the other proposals on this year’s ballot, please do not hesitate to contact me at 925-245-3406.

Sincerely,

/s/ Robert R. Strickland

Robert R. Strickland

Chief Financial Officer

cc:	Christine Arroyo

3011 Triad Drive * Livermore, CA 94550 * (925) 245-3400 * (925) 960-0452 Fax

www.adept.com

October 19, 2005

LeRoy C. Kopp

Kopp Investment Advisors, LLC

[Address]

RE:	Adept Seeking Shareholder Approval to Reincorporate in Delaware

Dear Mr. Kopp:

As discussed in our Proxy Statement, which should have reached you last week, we are planning to reincorporate in Delaware, subject to shareholder approval, through a merger of Adept California into a newly formed Delaware entity named Adept Technology, Inc. (“Adept Delaware”). Upon completion of the merger, Adept California will cease to exist and Adept Delaware will continue the business and assume all of the obligations of Adept California.

Your vote is important to Adept and we encourage you to cast your ballot as soon as possible.

Should you have any questions regarding proposal five, the reincorporation, or any of the other proposals on this year’s ballot, please do not hesitate to contact me at 925-245-3406.

Sincerely,

/s/ Robert R. Strickland

Robert R. Strickland

Chief Financial Officer

3011 Triad Drive * Livermore, CA 94550 * (925) 245-3400 * (925) 960-0452 Fax

www.adept.com

October 19, 2005

Jean C. Ledford

State of Wisconsin Investment Board

[address]

RE:	Adept Seeking Shareholder Approval to Reincorporate in Delaware

Dear Ms. Ledford:

As discussed in our Proxy Statement, which should have reached you last week, we are planning to reincorporate in Delaware, subject to shareholder approval, through a merger of Adept California into a newly formed Delaware entity named Adept Technology, Inc. (“Adept Delaware”). Upon completion of the merger, Adept California will cease to exist and Adept Delaware will continue the business and assume all of the obligations of Adept California.

Your vote is important to Adept and we encourage you to cast your ballot as soon as possible.

Should you have any questions regarding proposal five, the reincorporation, or any of the other proposals on this year’s ballot, please do not hesitate to contact me at 925-245-3406.

Sincerely,

/s/ Robert R. Strickland

Robert R. Strickland

Chief Financial Officer

3011 Triad Drive * Livermore, CA 94550 * (925) 245-3400 * (925) 960-0452 Fax

www.adept.com